                     SUPPLEMENT DATED JULY 13, 2005 TO THE

          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS


                             DATED OCTOBER 29, 2004

                         VAN KAMPEN SERIES FUND, INC.,

                        ON BEHALF OF EACH OF ITS SERIES,

                        VAN KAMPEN EMERGING MARKETS FUND

                      VAN KAMPEN GLOBAL VALUE EQUITY FUND,

             EACH AS PREVIOUSLY SUPPLEMENTED ON MARCH 31, 2005 AND
                                  JUNE 6, 2005

                   VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND,

  AS PREVIOUSLY SUPPLEMENTED ON MARCH 31, 2005, MAY 25, 2005 AND JUNE 6, 2005

                       VAN KAMPEN GLOBAL FRANCHISE FUND,

AS PREVIOUSLY SUPPLEMENTED ON OCTOBER 29, 2004, FEBRUARY 7, 2005, MARCH 31, 2005
                                AND JUNE 6, 2005


                            DATED DECEMBER 30, 2004

                          VAN KAMPEN EQUITY TRUST II,

                            ON BEHALF OF ITS SERIES,

                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND,

AS PREVIOUSLY SUPPLEMENTED ON FEBRUARY 8, 2005, MARCH 31, 2005 AND JUNE 6, 2005

     The Prospectus is hereby supplemented as follows. Effective September 26, 2005:

     1) The last two rows of the "SHAREHOLDER FEES" table in the section of the Prospectus entitled "FEES AND EXPENSES OF THE FUND" are hereby deleted and replaced with the following:

                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
                       --------------   --------------   --------------
Redemption fee*......      2.00%            2.00%            2.00%
Exchange fee*........      2.00%            2.00%            2.00%

     * The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within 30 days of purchase. See "Redemption of Shares" for more information on when the fees apply.

     2) The third paragraph in the section entitled "REDEMPTION OF SHARES" is hereby deleted and replaced with the following:

     The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through systematic withdrawal or exchange plans, (ii) through pre-approved asset allocation programs, (iii) on shares received by reinvesting income dividends or capital gain distributions and (iv) through check writing (with respect to fixed-income funds). In addition, the redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries.

     3) The second paragraph in the section entitled "SHAREHOLDER SERVICES -- EXCHANGE PRIVILEGE" is hereby deleted and replaced with the following:

     Shares of the Fund will be assessed an exchange fee of 2% on the proceeds of the exchanged shares held for less than 30 days. See "Redemption of Shares" above for more information about when the exchange fee will apply.

     4) The sixth paragraph in the section entitled "SHAREHOLDER SERVICES -- EXCHANGE PRIVILEGE" is hereby deleted and replaced with the following:

     The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment to this exchange privilege.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                    FEESPTF 7/05
                                                                     65254SPT-01